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                                                                 EXHIBIT 10.25.2

                             SECOND AMENDMENT TO THE

                       REVOLVING LINE OF CREDIT AGREEMENT

This SECOND AMENDMENT ("Amendment") is dated as of January __, 2003, by and between WFS RECEIVABLES CORPORTION 3, a California corporation (the "Borrower"), and WESTERN FINANCIAL BANK a federal savings bank (the "Bank"), and amends the REVOLVING LINE OF CREDIT AGREEMENT, as amended, ("Agreement") entered into by the parties on August 8, 2002 with reference to the following:

                                    RECITALS

A. The Agreement is being amended as follows:

                                    AGREEMENT

      In consideration of the mutual promises set forth herein, and in reliance upon the recitals set forth above, the parties agree as follows:

      1.    CERTAIN DEFINITIONS

            The definition of "COMMITMENT AMOUNT" shall mean $150,000,000.

      2. Except as specifically amended herein, all terms of the Agreement shall remain in full force and effect.

      3. Capitalized terms not defined herein shall have the meanings set forth in the Agreement.

Wherefore, the undersigned have executed this Amendment on the date set forth below to be effective as of the date first set forth above.

WFS RECEIVABLES CORPORATION 3               WESTERN FINANCIAL BANK


-----------------------------------         ---------------------------------
John Coluccio, President                    Lee A. Whatcott,
                                            Senior Executive Vice President,
                                            Chief Financial Officer and
                                            Chief Operating Officer